Exhibit 10.1

OPKO Health, Inc.

3.75% Convertible Senior Notes due 2029

Purchase Agreement

January 4, 2024

J.P. Morgan Securities LLC

As Representative of the

several Initial Purchasers listed

in Schedule 1 hereto

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

OPKO Health, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), $200,000,000 aggregate principal amount of its 3.75% Convertible Senior Notes due 2029 (the “Firm Securities”) and, at the option of the Initial Purchasers, up to an additional $30,000,000 aggregate principal amount of its 3.75% Convertible Senior Notes due 2029 (the “Option Securities”) if and to the extent that the Initial Purchasers shall have determined to exercise the option to purchase such 3.75% Convertible Senior Notes due 2029 granted to the Initial Purchasers in Section 2 hereof. The Firm Securities and the Option Securities are herein referred to as the “Securities.” Subject to the terms of the Indenture (as defined below), the Securities will be convertible into (i) before the Company satisfies the Share Reservation Condition (as hereinafter defined), solely cash or a combination of cash and shares (the “Underlying Securities”) of common stock of the Company, par value $0.01 per share (the “Common Stock”), subject to the Aggregate Share Cap (as defined hereinafter), and (ii) if the Company has satisfied the Share Reservation Condition, cash, Underlying Securities or a combination of cash and Underlying Securities, in the case of either clause (i) or (ii), at the Company’s election in accordance with the terms of the Securities and the Indenture. The Securities will be issued pursuant to an Indenture to be dated as of January 9, 2024 (the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”).

As used in this Agreement, the terms “Aggregate Share Cap” and “Share Reservation Condition” shall each have the meaning given to such term in the Indenture.

Certain entities affiliated with the Company’s Chairman and Chief Executive Officer and/or the Company’s Vice-Chairman and Chief Technical Officer, as well as additional existing holders of the Company’s 5% Convertible Promissory Notes, originally due

2023 and, as amended, due January 31, 2025 (the “Affiliated Purchasers”), have agreed to purchase $71,056,000 aggregate principal amount of the Company’s 3.75% Convertible Senior Notes due 2029 (the “Affiliate Securities”) in a separate private placement pursuant to the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof.

The Company hereby confirms its agreement with the several Initial Purchasers concerning the purchase and sale of the Securities, as follows:

1.         Offering Memorandum and Transaction Information. The Securities will be sold to the Initial Purchasers without being registered under the Securities Act in reliance upon an exemption therefrom. The Company has prepared a preliminary offering memorandum dated January 3, 2024 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this purchase agreement (this “Agreement”). The Company hereby confirms that it has authorized the use by the Initial Purchasers of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein and any reference to “amend,” “amendment” or “supplement” with respect to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include any documents filed with the U.S. Securities and Exchange Commission (the “Commission”) after the date of the Preliminary Offering Memorandum or the Offering Memorandum, as applicable, and incorporated by reference therein.

At the time when sales of the Securities were first made (the “Time of Sale”), the Company had prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto.

2.         Purchase and Resale of the Securities. (a) The Company agrees to issue and sell the Firm Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the principal amount of Firm Securities set forth opposite such Initial Purchaser's name in Schedule 1 hereto at a price equal to 96.5% of the principal amount thereof (the “Purchase Price”) plus accrued interest, if any, from January 9, 2024 to the Closing Date (as defined below).

In addition, the Company agrees to issue and sell the Option Securities to the several Initial Purchasers as provided in this Agreement, and the Initial Purchasers, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Company the Option Securities at the Purchase Price plus accrued interest, if any, from January 9, 2024 to the date of payment and delivery.

If any Option Securities are to be purchased, the principal amount of Option Securities to be purchased by each Initial Purchaser shall be the principal amount of Option Securities which bears the same ratio to the aggregate principal amount of Option Securities being purchased as the principal amount of Firm Securities set forth opposite the name of such Initial Purchaser in Schedule 1 hereto (or such amount increased as set forth in Section 10 hereof) bears to the aggregate principal amount of Firm Securities being purchased from the Company by the several Initial Purchasers, subject, however, to such adjustments to eliminate Securities in denominations other than $1,000 as the Representative in its sole discretion shall make.

The Initial Purchasers may exercise the option to purchase the Option Securities at any time in whole, or from time to time in part, by written notice from the Representative to the Company; provided that any Additional Closing Date (as hereinafter defined) must occur during the thirteen calendar day period from, and including, the Closing Date. Such notice shall set forth the aggregate principal amount of Option Securities plus accrued interest as to which the option is being exercised and the date and time when the Option Securities are to be delivered and paid for which may be the same date and time as the Closing Date but shall not be earlier than the Closing Date nor later than the thirteenth calendar day from, and including, the Closing Date. Any such notice shall be given at least one business day prior to the date and time of delivery specified therein.

(b)         The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth herein and in the Time of Sale Information. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)         it is a qualified institutional buyer ( a “QIB”) within the meaning of Rule 144A under the Securities Act (“Rule 144A”) and an accredited investor within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”);

(ii)         it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and

(iii)         it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A.

(c)         Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the “no registration” opinions to be delivered to the Initial Purchasers pursuant to Sections 6(f) and 6(g), counsel for the Company and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above, and each Initial Purchaser hereby consents to such reliance.

(d)         The Company acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

(e)          Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representative in the case of the Firm Securities, at the offices of Davis Polk & Wardwell at 10:00 A.M. New York City time on January 9, 2024, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Company may agree upon in writing or, in the case of the Option Securities, on the date and at the time and place specified by the Representative in the written notice of the Initial Purchasers’ election to purchase such Option Securities (provided that any Additional Closing Date must occur during the thirteen calendar day period from, and including, the Closing Date). The time and date of such payment for, and delivery of, the Firm Securities is referred to herein as the “Closing Date” and the time and date for such payment for, and delivery of, the Option Securities, if other than the Closing Date, is herein referred to as an “Additional Closing Date.”

Payment for the Securities to be purchased on the Closing Date or any Additional Closing Date, as the case may be, shall be made against delivery to the nominee of The Depository Trust Company (“DTC”), for the respective accounts of the several Initial Purchasers of the Securities to be purchased on such date of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of such Securities duly paid by the Company. The Global Note will be made available for inspection by the Representative at the office of J.P. Morgan Securities LLC set forth above not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date or any Additional Closing Date, as the case may be.

(f)         The Company acknowledges and agrees that each Initial Purchaser is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, neither the Representative nor any other Initial Purchaser is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Initial Purchasers shall have no responsibility or liability to the Company with respect thereto. Any review by the Representative or any Initial Purchaser of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representative or such Initial Purchaser and shall not be on behalf of the Company or any other person.

3.         Representations and Warranties of the Company. The Company represents and warrants to each Initial Purchaser that:

(a)         Preliminary Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in any Preliminary Offering Memorandum, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 7(b) hereof.

(b)         Time of Sale Information. The Time of Sale Information, at the Time of Sale, did not, and at the Closing Date and as of any Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in such Time of Sale Information, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 7(b) hereof. No statement of material fact included in the Offering Memorandum has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Offering Memorandum has been omitted therefrom.

(c)         Additional Written Communications. The Company (including its agents and representatives, other than the Initial Purchasers in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) each electronic road show and any other written communications approved in writing in advance by the Representative. Each such Issuer Written Communication does not conflict with the information contained in the Time of Sale Information, and when taken together with the Time of Sale Information, did not, and at the Closing Date and as of any Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in such Issuer Written Communication, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 7(b) hereof.

(d)         Offering Memorandum. As of the date of the Offering Memorandum and as of the Closing Date and as of any Additional Closing Date, as the case may be, the Offering Memorandum does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Offering Memorandum, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 7(b) hereof.

(e)         Incorporated Documents. The documents incorporated by reference in the Offering Memorandum or the Time of Sale Information, when they were filed with the Commission conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) and such documents did not, at the time of such filing, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)         Financial Statements. The financial statements and the related notes thereto of the Company and its consolidated subsidiaries included or incorporated by reference in the Time of Sale Information and the Offering Memorandum present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) in the United States applied on a consistent basis throughout the periods covered thereby, it being understood that unaudited interim financial statements are subject to normal, year-end audit adjustments, which are not expected to be material; and the other financial information included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby.

(g)         No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum.

(h)         Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under the Transaction Documents (as defined below) (a “Material Adverse Effect”). The subsidiaries listed in Schedule 2 to this Agreement are the only significant subsidiaries of the Company.

(i)         Capitalization. The Company has an authorized capitalization as set forth in the Time of Sale Information and the Offering Memorandum under the heading “Capitalization”; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Time of Sale Information and the Offering Memorandum, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Time of Sale Information and the Offering Memorandum; and, except as otherwise described or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(j)         Stock Options. With respect to the stock options (the "Stock Options") granted pursuant to the stock-based compensation plans of the Company and its subsidiaries (the "Company Stock Plans"), (i) each Stock Option intended to qualify as an "incentive stock option" under Section 422 of the Code so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the "Grant Date") by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of the Nasdaq Global Select Market and any other exchange on which Company securities are traded, (iv) the per share exercise price of each Stock Option was equal to the fair market value of a share of Common Stock on the applicable Grant Date and (v) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company's filings with the Commission in accordance with the Exchange Act and all other applicable laws. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Options prior to, or otherwise coordinate the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

(k)         Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement, the Indenture and the Securities (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of each of the Transaction Documents and the consummation by it of the transactions contemplated thereby or by the Time of Sale Information and the Offering Memorandum has been duly and validly taken.

(l)         The Indenture. The Indenture has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights and remedies of creditors or by general equitable principles (collectively, the “Enforceability Exceptions”).

(m)         Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(n)         The Securities. The Securities to be issued and sold by the Company hereunder have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(o)         The Underlying Securities. Upon issuance and delivery of the Securities in accordance with this Agreement and the Indenture, the Securities will be convertible at the option of the holder thereof into (i) before the Company satisfies the Share Reservation Condition, solely cash or a combination of cash and Underlying Securities, subject to the Aggregate Share Cap, and (ii) if the Company has satisfied the Share Reservation Condition, cash, Underlying Securities or a combination of cash and Underlying Securities, at the Company’s election, in the case of clause (i) or (ii), in accordance with the terms of the Securities and the Indenture. Before the Company satisfies the Share Reservation Condition, a number of shares of Common Stock equal to the Aggregate Share Cap have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights. If the Company satisfies the Share Reservation Condition, the maximum number of Underlying Securities initially issuable upon conversion of the Securities (including the maximum number of additional shares of Common Stock by which the Conversion Rate (as such term is defined in the Indenture) may be increased upon conversion in connection with a Make-Whole Fundamental Change (as such term is defined in the Indenture) and assuming (w) the Share Reservation Condition has been satisfied, (x) a single holder of the Securities converted all of the Securities, (y) the Company elects, upon such conversion of the Securities, to deliver solely shares of Common Stock, other than cash in lieu of any fractional shares, in settlement of such conversion and (z) the Initial Purchasers exercise their option to purchase the Option Securities in full (the “Maximum Number of Underlying Securities”)) will have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights. If the Company satisfies the Share Reservation Condition, the Company will have also duly authorized and reserved for issuance the maximum number of shares of Common Stock initially issuable upon conversion of the Affiliate Securities, assuming the Share Reservation Condition has been satisfied and after taking into account the maximum make-whole adjustment with respect to such Affiliate Securities (the “Maximum Number of Affiliate Underlying Securities”). As used in this Agreement, the term “Maximum Aggregate Number of Underlying Securities” means (i) before the Company has satisfied the Share Reservation Condition, a number of shares of Common Stock equal to the Aggregate Share Cap and, (ii) if the Company has satisfied the Share Reservation Condition, a number of shares of Common Stock equal to the sum of the Maximum Number of Underlying Securities plus the Maximum Number of Affiliate Underlying Securities.

(p)         Descriptions of the Transaction Documents and the Common Stock. Each Transaction Document conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum. The Common Stock conforms in all material respects to the description thereof incorporated by reference in the Time of Sale Information and the Offering Memorandum.

(q)         No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property or asset of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(r)         No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Securities (including the issuance of any Underlying Securities upon conversion thereof), the issuance and sale of the Affiliate Securities (including the issuance of any shares of Common Stock upon conversion of the Affiliate Securities) and the consummation of the transactions contemplated by the Transaction Documents or the Time of Sale Information and the Offering Memorandum (including, without limitation, the application of the proceeds from the sale of the Securities and the Affiliate Securities as described in the Time of Sale Information and the Offering Memorandum) will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

(s)         No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of any of the Transaction Documents, the issuance and sale of the Securities (including the issuance of any Underlying Securities upon conversion thereof), the issuance and sale of the Affiliate Securities (including the issuance of any shares of Common Stock upon conversion of the Affiliate Securities) and the consummation of the transactions contemplated by the Transaction Documents or the Time of Sale Information and the Offering Memorandum (including, without limitation, the application of the proceeds from the sale of the Securities and the Affiliate Securities as described in the Time of Sale Information and the Offering Memorandum), except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers.

(t)         Legal Proceedings. Except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would have a Material Adverse Effect; and no such Actions are to the knowledge of the Company threatened.

(u)         Independent Accountants. Ernst & Young LLP, who has certified certain financial statements of the Company and its subsidiaries is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(v)         Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, charges, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, or (ii) could not reasonably be expected, individually or in the aggregate, have a Material Adverse Effect.

(w)         Intellectual Property. (i) The Company and its subsidiaries own or have valid and enforceable rights to use all patents, trademarks, service marks, trade names, domain names and other source indicators, copyrights and copyrightable works, licenses, know-how (including trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures) and all other worldwide intellectual property, industrial property and proprietary rights (including all registrations and applications for registration of, and all goodwill associated with, the foregoing) (collectively, “Intellectual Property”) used in or necessary for the conduct of their respective businesses; (ii) the Company’s and its subsidiaries’ conduct of their respective businesses has not infringed, misappropriated or otherwise violated any Intellectual Property of any third party; (iii) none of the product candidates or other products or services of the Company or any of its subsidiaries, if commercially sold or offered for commercial sale, would infringe, misappropriate or otherwise violate any Intellectual Property of any third party; (iv) the Company and its subsidiaries have not received any written notice and are not otherwise aware of any pending or threatened claim alleging infringement, misappropriation or other violation of any Intellectual Property of any person, or challenging the validity, enforceability, scope or ownership of any Intellectual Property of the Company or any of its subsidiaries; (v) to the knowledge of the Company, no Intellectual Property owned by or exclusively licensed to the Company or any of its subsidiaries has been infringed, misappropriated or otherwise violated by any person; (vi) to the knowledge of the Company, all Intellectual Property owned by or exclusively licensed to the Company or any of its subsidiaries is valid and enforceable in all material respects; and (vii) the Company and its subsidiaries have taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of all Intellectual Property, the value of which to the Company or any of its subsidiaries is contingent upon maintaining the confidentiality thereof.

(x)         No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers, suppliers or other affiliates of the Company or any of its subsidiaries, on the other, that would be required by the Securities Act to be described in a registration statement to be filed with the Commission and that is not so described in each of the Time of Sale Information and the Offering Memorandum.

(y)         Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Affiliate Securities and the Securities and the application of the proceeds thereof as described in the Time of Sale Information and the Offering Memorandum, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(z)         Taxes. The Company and its subsidiaries have paid all material federal, state, local and non-U.S. taxes and filed all tax returns required to be paid or filed through the date hereof; and except as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum, there is no tax deficiency that has been asserted against the Company or any of its subsidiaries or any of their respective properties or assets except as may be being contested in good faith and by appropriate proceedings.

(aa)         Licenses and Permits. The Company and its subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Time of Sale Information and the Offering Memorandum (the “Permits”), except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is in violation of, or in default under, any of the Permits or has received, or has any reason to believe that it will receive, any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such license, certificate, permit or authorization which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

(bb)         No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party.

(cc)         Certain Environmental Matters. Except as otherwise disclosed in the Time of Sale Information and the Offering Memorandum, and except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”); (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements; (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries; and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(dd)         Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA), and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA); (v) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; (viii) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA); and (ix) none of the following events has occurred or is reasonably likely to occur: (A) a material increase in the aggregate amount of contributions required to be made to all Plans by the Company or its Controlled Group affiliates in the current fiscal year of the Company and its Controlled Group affiliates compared to the amount of such contributions made in the Company’s and its Controlled Group affiliates’ most recently completed fiscal year; or (B) a material increase in the Company and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year, except in each case with respect to the events or conditions set forth in (i) through (ix) hereof, as would not, individually or in the aggregate, have a Material Adverse Effect.

(ee)         Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that material information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(ff)         Accounting Controls. The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the applicable requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) interactive data in eXtensible Business Reporting Language incorporated by reference in the Time of Sale Information and the Offering Memorandum fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as disclosed in the Time of Sale Information and the Offering Memorandum, there are no material weaknesses in the Company’s internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(gg)         eXtensible Business Reporting Language. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Time of Sale Information and the Offering Memorandum fairly presents the information called for in all material respects and has been prepared in accordance, in all material respects, with the Commission’s rules and guidelines applicable thereto.

(hh)         Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are generally deemed adequate and customary for their businesses, to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business as now conducted and at a cost that would not have a Material Adverse Effect.

(ii)         No Unlawful Payments. Neither the Company nor any of its subsidiaries, nor any director or officer of the Company or any of its subsidiaries, nor, to the knowledge of the Company, any employee, agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee , including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(jj)         Compliance with Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency in a jurisdiction where the Company or any of its subsidiaries conducts business (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(kk)         No Conflicts with Sanctions Laws. Neither the Company nor any of its subsidiaries, directors, officers or employees, nor, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, His Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as initial purchaser, underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(ll)         No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(mm)         No Broker's Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities.

(nn)         Rule 144A Eligibility. On the Closing Date, the Affiliate Securities and the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system.

(oo)         No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(pp)         No General Solicitation. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

(qq)         Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 2(b) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities or the Underlying Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder.

(rr)          No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities or the Affiliate Securities.

(ss)         Margin Rules. Neither the issuance, sale and delivery of the Affiliate Securities and the Securities nor the application of the proceeds thereof by the Company as described in the Time of Sale Information and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(tt)         Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Time of Sale Information and the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(uu)         Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in the Time of Sale Information and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

(vv)         Cybersecurity; Data Protection. The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of the Company and its subsidiaries) (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, and to the Company’s knowledge, the IT Systems are free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards designed to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Data”)) contained on the IT Systems and used in connection with their businesses. Without limiting the foregoing, the Company and its subsidiaries have used commercially reasonable efforts to establish and maintain, and have established, maintained, implemented and complied with, reasonable information technology, information security, cybersecurity and data protection controls, policies and procedures, including oversight, access controls, encryption, technological and physical safeguards and business continuity, disaster recovery and security plans that are designed to protect against and prevent any breach, destruction, loss, unauthorized distribution, use, access, disablement, misappropriation or modification, or other compromise or misuse of, or security incident relating to, any IT Systems or Data used in connection with the operation of the respective businesses of the Company and its subsidiaries (“Breach”). To the knowledge of the Company, there has been no Breach, and the Company and its subsidiaries have not been notified of any event or condition that would reasonably be expected to result in any Breach, in each case, that would reasonably be expected to have a Material Adverse Effect.

(ww)         Privacy. The Company and its subsidiaries have complied, and are presently in compliance, in all material respects, with all applicable internal and external privacy policies, contractual obligations, industry standards, applicable laws, statutes, judgments, orders, rules and regulations of any court or arbitrator or other governmental or regulatory authority and any legal obligations regarding the collection, use, transfer, import, export, storage, protection, disposal and disclosure by the Company and its subsidiaries of Data (“Data Security Obligations”). Neither the Company nor any of its subsidiaries has received any notification of or complaint regarding, or are aware of any other facts that, individually or in the aggregate, would reasonably indicate non-compliance with any Data Security Obligation that would reasonably be expected to have a Material Adverse Effect. There is no pending, or to the knowledge of the Company, threatened, action, suit or proceeding by or before any court or governmental agency, authority or body alleging material non-compliance with any Data Security Obligation. The Company and its subsidiaries have taken necessary actions to comply with all applicable laws, rules and regulations with respect to Data that have been announced as of the date hereof, and for which any non-compliance with same would be reasonably likely to create a material liability as soon they take effect.

(xx)         Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(yy)         Compliance with Health Care Laws. Except as would not result, individually or in the aggregate, in a Material Adverse Effect, the Company and its subsidiaries are and have been in compliance with all applicable Health Care Laws. For purposes of this Agreement, “Health Care Laws” means all health care laws applicable to the Company, including, but not limited to: the Federal Food, Drug, and Cosmetic Act, the Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the Physician Payment Sunshine Act (42 U.S.C. § 1320a- 7h), the Civil False Claims Act (31 U.S.C. Section 3729 et seq.), the criminal False Claims Law (42 U.S.C. § 1320a-7b(a)), the Clinical Laboratory Improvement Act of 1988 (42 U.S.C. § 263a), all criminal laws relating to health care fraud and abuse, including but not limited to 18 U.S.C. Sections 286 and 287, and the health care fraud criminal provisions under the U.S. Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) (42 U.S.C. § 1320d et seq.), the exclusion laws (42 U.S.C. § 1320a-7), HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. § 17921 et seq.), Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act), and any and all other similar state, local or federal health care laws and the regulations promulgated pursuant to such laws, including, without limitation, the U.S. Food and Drug Administration (the “FDA”)’s current good manufacturing practice regulations at 21 CFR Part 820, and all other laws and regulations applicable to ownership, testing, development, manufacture, packaging, processing, use, distribution, storage, import, export or disposal of the Company’s products, each as amended from time to time. The Company and its subsidiaries have not engaged in activities which are, as applicable, cause for false claims liability, civil penalties or mandatory or permissive exclusion from Medicare, Medicaid, or any other state health care program or federal health care program, except where such noncompliance, false claims liability or civil penalties would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its subsidiaries have received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging a material violation of any Health Care Laws, and, to the Company’s knowledge, no such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action is threatened, that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect. Except for a Corporate Integrity Agreement executed with the Office of Inspector General dated June 29, 2020, neither the Company nor any of its subsidiaries are a party to and have ongoing reporting obligations pursuant to any corporate integrity agreements, deferred prosecution agreements, monitoring agreements, consent decrees, settlement orders, plans of correction or similar agreements with or imposed by any governmental or regulatory authority. Additionally, neither the Company nor any of its subsidiaries, to the knowledge of the Company, any of its employees, officers or directors has been excluded, suspended or debarred from participation in any U.S. federal health care program, clinical trial or clinical registry or, to the knowledge of the Company, is subject to a governmental inquiry, investigation, proceeding, or other similar action that could reasonably be expected to result in debarment, suspension, or exclusion. Except as described in the Time of Sale Information or the Offering Memorandum or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its subsidiaries have received any FDA Form 483, written notice of adverse finding, warning letter, untitled letter or other correspondence or written notice from any court or arbitrator or governmental or regulatory authority alleging or asserting noncompliance with (x) any Health Care Laws or (y) any Governmental Licenses required by any such Health Care Laws.

(zz) Clinical Data and Regulatory Compliance. The studies, tests and preclinical and clinical trials conducted by or on behalf of the Company and its subsidiaries were and, if still pending, are being conducted in compliance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and all applicable laws and authorizations, including, without limitation, the Federal Food, Drug and Cosmetic Act and the rules and regulations promulgated thereunder, except where the failure to be in compliance has not resulted and would not reasonably be expected have a Material Adverse Effect; the descriptions of the results of such studies, tests and trials contained in the Time of Sale Information or the Offering Memorandum are accurate and complete in all material respects and fairly present the data derived from such studies, tests and trials; the Company is not aware of any studies, tests or trials, the results of which the Company believes reasonably call into question the study, test, or trial results described or referred to in the Time of Sale Information or the Offering Memorandum when viewed in the context in which such results are described and the clinical state of development; and the Company and its subsidiaries have not received any notices or correspondence from any applicable governmental authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company or its subsidiaries.

(aaa) Medicare and Medicaid Programs. To the extent required in connection with their respective businesses, each of the Company and its subsidiaries has the requisite provider number or other authorization to bill the Medicare program and the respective Medicaid program in the state or states in which such entity operates unless failure to maintain such provider number or other authorization could not be expected, individually or in the aggregate, to have a Material Adverse Effect; neither the Company nor any of its subsidiaries is subject to any pending or, to the Company’s knowledge, threatened or contemplated action which could reasonably be expected to result either in a revocation of any provider number or authorization or in the Company’s or any subsidiary’s exclusion from the Medicare or any state Medicaid programs; the Company’s and each of its subsidiaries’ business practices have been structured in a manner reasonably designed to comply with the federal or state laws governing Medicare and state Medicaid programs, including, without limitation, Sections 1320a-7a and 1320a-7b of Title 42 of the United States Code, and the Company reasonably believes that it is in compliance with such laws; the Company and its subsidiaries have taken reasonable actions designed to ensure that they do not: (i) violate the False Claims Act, 31 U.S.C. §§ 3729-3733 or (ii) allow any individual with an ownership or control interest (as defined in 42 U.S.C. § 1320a-3(a)(3)) in the Company or any of its subsidiary or have any officer, director or managing employee (as defined in 42 U.S.C. § 1320a-5(b)) of the Company or any of its subsidiaries who would be a person excluded from participation in any federal health care program (as defined in 42 U.S.C. § 1320a-7b(f)) as described in 42 U.S.C. § 1320a-7(b)(8); and the Company and its subsidiaries have structured their respective businesses practices in a manner reasonably designed to comply with the federal and state laws regarding physician ownership of (or financial relationship with), and referral to, entities providing healthcare-related goods or services, and with laws requiring disclosure of financial interests held by physicians in entities to which they may refer patients for the provisions of healthcare-related goods or services, and the Company reasonably believes that it and its subsidiaries are in compliance with such laws.

(bbb)         No Safety Notices. (i) Except as described in the Time of Sale Information or the Offering Memorandum, there have been no recalls, field notifications, field corrections, market withdrawals or replacements, warnings, “dear doctor” letters, investigator notices, safety alerts or other notice of action relating to an alleged lack of safety, efficacy, or regulatory compliance of the Company’s or any of its subsidiaries’ products (“Safety Notices”), except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (ii) to the Company’s knowledge, there are no facts that would be reasonably likely to result in (x) a Safety Notice with respect to the Company’s or any of its subsidiaries’ products or services, (y) a change in labeling of any of the Company’s or any of its subsidiaries’ products, or (z) a termination or suspension of marketing or testing of any of the Company’s or any of its subsidiaries’ products, except, in each of cases (x), (y) or (z) such as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.         Further Agreements of the Company. The Company covenants and agrees with each Initial Purchaser that:

(a)         Delivery of Copies. The Company will deliver to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

(b)         Offering Memorandum, Amendments or Supplements. Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Company will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representative reasonably objects.

(c)         Additional Written Communications. Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Company will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representative reasonably objects.

(d)         Notice to the Representative. The Company will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence or development of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will use reasonable best efforts to obtain as soon as possible the withdrawal thereof.

(e)         Ongoing Compliance of the Offering Memorandum and Time of Sale Information. (1) If at any time prior to the completion of the initial offering of the Securities (i) any event or development shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, the Company will promptly notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (or including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with applicable law and (2) if at any time prior to the Closing Date (i) any event or development shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Time of Sale Information to comply with applicable law, the Company will promptly notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to any of the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading.

(f)         Blue Sky Compliance. If required by applicable law, the Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g)         Clear Market. For a period of 60 days after the date of this Agreement, the Company will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, or submit to, or file with, the Commission a registration statement under the Securities Act relating to, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or publicly disclose the intention to undertake any of the foregoing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Representative, other than (A) the Securities to be sold hereunder, (B) the repurchase of shares of Common Stock or securities convertible into Common Stock as described in the Offering Memorandum under the heading “Use of proceeds,” (C) the issuance and delivery of any Underlying Securities upon conversion of the Securities, (D) the Affiliate Securities to be sold to the Affiliated Purchasers, (E) the issuance and delivery of any underlying shares of Common Stock upon conversion of the Affiliate Securities, (F) any shares of Common Stock of the Company issued upon the exercise of an option or warrant or the vesting of a restricted stock unit granted under existing Company Stock Plans referred to in the Time of Sale Information and the Offering Memorandum, or (G) the grant of new awards under the existing Company Stock Plans (which may include options, restricted stock, restricted stock units, performance stock units or any other awards permitted under such plans).

(h)         Use of Proceeds. The Company will apply the net proceeds from the sale of the Affiliate Securities and the Securities as described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of proceeds”.

(i)          No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities or the Affiliate Securities and will not take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby or in connection with the issuance and sale of the Affiliate Securities.

(j)         Underlying Securities. At all times during which the Securities are outstanding, the Company will reserve and keep available, free of pre-emptive rights, a number of shares of Common Stock equal to the Maximum Aggregate Number of Underlying Securities for the purpose of enabling the Company to satisfy all obligations to issue any Underlying Securities upon conversion of the Securities or to issue any shares of Common Stock upon conversion of the Affiliate Securities, as the case may be. The Company will use its reasonable best efforts to cause and maintain the listing of the Maximum Aggregate Number of Underlying Securities on The Nasdaq Global Select Market (the “Exchange”).

(k)         Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities, prospective purchasers of the Securities designated by such holders and securities analysts, in each case upon request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(l)         DTC. The Company will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC.

(m)         No Resales by the Company. During the period from the Closing Date until one year after the Closing Date or any Additional Closing Date, if applicable, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act or otherwise in a transaction following which such Securities will not be “restricted securities” within the meaning of Rule 144 under the Securities Act.

(n)         No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(o)          No General Solicitation. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

5.         Certain Agreements of the Initial Purchasers. Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) a written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Company in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum.

6.         Conditions of Initial Purchasers' Obligations. The obligation of each Initial Purchaser to purchase the Firm Securities on the Closing Date or the Option Securities on any Additional Closing Date, as the case may be as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a)         Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date or any Additional Closing Date, as the case may be; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or any Additional Closing Date, as the case may be.

(b)         No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) under the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(c)         No Material Adverse Change. No event or condition of a type described in Section 3(g) hereof shall have occurred or shall exist, which event or condition is not described in the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) and the effect of which in the reasonable judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date or any Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(d)         Officer's Certificate. The Representative shall have received on and as of the Closing Date or any Additional Closing Date, as the case may be, a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is reasonably satisfactory to the Representative (i) confirming that the representations and warranties of the Company in this Agreement are true and correct and that the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date and (ii) confirming that, since the date of this Agreement, there has not occurred any Material Adverse Effect.

(e)         Comfort Letters. On the date of this Agreement and on any Closing Date or an Additional Closing Date, as the case may be, Ernst & Young LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to initial purchasers in private offerings with respect to the financial statements and certain financial information contained or incorporated by reference in the Time of Sale Information and the Offering Memorandum; provided, that the letter delivered on the Closing Date or any Additional Closing Date, as the case may be shall use a “cut-off” date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(f)         Opinion and 10b-5 Statement of Counsel for the Company. Greenberg Traurig, LLP, counsel for the Company, shall have furnished to the Representative, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date or any Additional Closing Date, as the case may be, and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative.

(g)         Opinion and 10b-5 Statement of Counsel for the Initial Purchasers. The Representative shall have received on and as of the Closing Date or any Additional Closing Date, as the case may be, an opinion and 10b-5 statement of Davis Polk & Wardwell LLP, counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(h)         No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or any Additional Closing Date, as the case may be, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or any Additional Closing Date, as the case may be, prevent the issuance or sale of the Securities.

(i)         Good Standing. The Representative shall have received on and as of the Closing Date or any Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company.

(k)         DTC. The Securities shall be eligible for clearance and settlement through DTC.

(l)         Exchange Listing. An application for the listing of a number of shares of Common Stock equal to the Maximum Aggregate Number of Underlying Securities shall have been submitted to the Exchange and the Exchange shall not have raised any objections thereto.

(m)         Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date or any Additional Closing Date, as the case may be.

(n)         Additional Documents. On or prior to the Closing Date or any Additional Closing Date, as the case may be, the Company shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

7.         Indemnification and Contribution.

(a)         Indemnification of the Initial Purchasers. The Company agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable and documented legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication, any road show as defined in Rule 433(h) under the Securities Act (a “road show”) or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in subsection (b) below.

(b)         Indemnification of the Company. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information (including any of the other Time of Sale Information that has subsequently been amended), any Issuer Written Communication, any road show or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the following information in the Offering Memorandum furnished on behalf of each Initial Purchaser: the information contained in (i) the fourth sentence in the eighth paragraph and (ii) the nineth paragraph under the caption “Plan of distribution.”

(c)         Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities LLC and any such separate firm for the Company, its directors, its officers and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)         Contribution. If the indemnification provided for in paragraphs (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other, from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and the Initial Purchasers, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Company, on the one hand, and the Initial Purchasers, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)         Limitation on Liability. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other reasonable and documented expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)         Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

8.         Effectiveness of Agreement. This Agreement shall become effective as of the date first written above.

9.         Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and on or prior to any Closing Date or, in the case of the Option Securities, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange or the Nasdaq Global Select Market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date or any Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

10.         Defaulting Initial Purchaser. (a) If, on the Closing Date or any Additional Closing Date, as the case may be, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder on such date, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non‑defaulting Initial Purchasers or the Company may postpone the Closing Date or applicable Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b)         If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remain unpurchased on the Closing Date or the applicable Additional Closing Date, as the case may be does not exceed one-eleventh of the aggregate principal amount of such Securities to be purchased on such date, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder on such date plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase on such date) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c)          If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remain unpurchased on the Closing Date or the applicable Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate principal amount of Securities to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Initial Purchasers to purchase Securities on such Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 11 hereof (provided, that, the Company shall not have any obligation to reimburse any defaulting Initial Purchaser) and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d)         Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company or any non-defaulting Initial Purchaser for damages caused by its default.

11.         Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities (and any Underlying Securities issuable upon conversion of the Securities) and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s counsel and independent accountants; (v) any fees charged by rating agencies for rating the Securities; (vi) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties) including any expenses of any transfer agent or registrar for the Securities or any Underlying Securities issuable upon conversion of the Securities; (vii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; (viii) all expenses incurred by the Company in connection with any “road show” presentation to potential investors; (ix) all expenses and application fees related to the listing of the Maximum Aggregate Number of Underlying Securities on the Exchange; and (x) all expenses incurred in connection with the offer and sale of the Affiliate Securities (and any shares of Common Stock issuable upon conversion of the Affiliate Securities).

(b)         If (i) this Agreement is terminated pursuant to Section 9, (ii) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Company agrees to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the reasonable and documented fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

12.         Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

13.         Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Initial Purchasers.

14.         Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act; (b) the term "business day" means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

15.          Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

16.         Miscellaneous. (a)         Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (212) 622-8358); Attention: Equity Syndicate Desk. Notices to the Company shall be given to it at OPKO Health, Inc., 4400 Biscayne Blvd., Miami, Florida 33137; Attention: legalnotices@opko.com, with a copy (which shall not constitute notice) to Greenberg Traurig, P.A., 333 S.E. 2nd Ave., Suite 4400, Miami, FL 33131, Attention: Robert L. Grossman (email: GrossmanB@gtlaw.com) and Drew M. Altman (email: AltmanD@gtlaw.com).

(b)         Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(c)         Submission to Jurisdiction. The Company hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. The Company agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and may be enforced in any court to the jurisdiction of which Company is subject by a suit upon such judgment.

(d)         Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(e)         Recognition of the U.S. Special Resolution Regimes.

(i) In the event that any Initial Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Initial Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii) In the event that any Initial Purchaser that is a Covered Entity or a BHC Act Affiliate of such Initial Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Initial Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 16(e):

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

(f)         Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this Agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this Agreement will constitute due and sufficient delivery of such counterpart.

(g)         Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall, in the case of an amendment, be in writing and signed by the Representative and the Company, or, in the case of a waiver, be in writing an signed by the party against whom such waiver is to be effective.

(h)         Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(i)         Xtract Research LLC. The Company hereby agrees that the Initial Purchasers may provide copies of the Preliminary Offering Memorandum and the Offering Memorandum relating to the offering of the Securities and any other agreements or documents relating thereto, including, without limitation, trust indentures, to Xtract Research LLC (“Xtract”) following the completion of the offering for inclusion in an online research service sponsored by Xtract, access to which is restricted to “qualified institutional buyers” as defined in Rule 144A under the Securities Act.

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If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

OPKO Health, Inc.

By_/s/ Steven D. Rubin______________________

Title: Executive Vice President, Administration

Accepted: As of the date first written above

J.P. MORGAN SECURITIES LLC

For itself and on behalf of the

several Initial Purchasers listed

in Schedule 1 hereto.

By_/s/ Suraj Vasishtha________________________

Authorized Signatory